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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 173, Maryland Trust 110, and New York Trust 177

  We consent to the use of our report dated November 30, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                             /s/ KPMG LLP

                                             KPMG LLP

New York, New York
November 30, 1999